IOWA CORN GROWERS ASSOCIATION

IOWA CORN GROWERS ASSOCIATION

Iowa Corn Growers Association (ICGA), with nearly 6,500 members, is the country's oldest and largest state corn grower organization. Its mission is to create opportunities for long-term Iowa corn grower profitability.

The Association fulfills its mission through lobbying and legislative efforts targeting everyday concerns that directly affect corn growers and their livelihood, including environmental and livestock issues, transportation needs, ethanol production, and the Farm Bill.

Now, ICGA is sponsoring a new benefit for its members—the Zea Capital Fund.

Why was Zea Capital Fund formed?

ICGA members told the association that they need a wealth-building and potential legacy-planning investment option that could enhance their long-term financial planning. Zea Capital offers investors the opportunity to utilize an investment strategy typically available only to very wealthy individuals and large institutional investors: *private equity.*

Private equity enables investors to participate in the long-term growth potential and the risks of privately-held companies (those not listed on a public stock exchange). It can offer to investors both portfolio diversification to manage the inherent risks and the potential to outperform traditional market returns over time.

The Zea Capital Fund will focus on private equity investments in Middle America. By investing, you could be helping to finance the growth of Midwest companies, strengthen community and economic development, and create local jobs—all with the potential for favorable investment returns. Few other private equity funds have this geographic/regional focus.

That's why we say: Invest in Main Street, not Wall Street.

What is ICGA's involvement with Zea Capital?

ICGA organized the Zea Capital Fund through a subsidiary, which elected a Board of Directors for the Fund. The Board conducted an extensive review and assessment of more than a dozen possible investment advisers. AAVIN Equity Advisors, based in Cedar Rapids, Iowa, was selected based on its experience, track record in private equity investments, investment strategy, focus on the Midwest, and its deep roots in Iowa.


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Beyond its initial organizational role and limited ongoing involvement, ICGA will have no direct control over the investment adviser or investment strategy for the Fund. ICGA can offer no assurances about the suitability or advisability of investing in the Fund. Zea's operations will be overseen by its Board of Directors and Aavin Investment Advisors—not the ICGA. The sponsoring subsidiary of ICGA owns units in the Fund and has an option to acquire more, but has no commitment to provide ongoing financial support to Zea.

Why is the Zea Capital Fund available only to members of ICGA and affiliated associations in other states?

The Board of Directors of Zea Capital considers its partnership with ICGA and other state corn grower associations to be a strong contributor to the Fund's success. The ICGA believes that its members and those of affiliated associations in other states should have access to unique benefits that are not available to non-members.

Membership is open to all.

Why the name Zea Capital?

The name Zea was selected because of the formation of Zea by the Iowa Corn Grower's Association, and a desire to maintain that identification in the name of the fund. The Latin term for corn is *zea mays*, hence the name Zea Capital Fund.

ZEA CAPITAL FUND LLC

FUND SPONSOR

IOWA CORN GROWERS ASSOCIATION

www.iowacorn.org